UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________

SCHEDULE 14A

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PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.    )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HERBALIFE LTD.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! HERBALIFE LTD. 2026 Annual Meeting Vote by April 29, 2026 11:59 PM ET You invested in HERBALIFE LTD. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 30, 2026. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 05, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* April 30, 2026 8:30 AM PDT 800 W. Olympic Blvd. Suite 406 Los Angeles, CA 90015 and Virtually at: meetnow.global/MMVF2KX *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com   Control #

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

HERBALIFE LTD.
2026 Annual Meeting
Vote by April 29, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Richard H. Carmona	For
1B	Lynda Cloud	For
1C	Sophie L'Hélias	For
1D	Michael O. Johnson	For
1E	Michael J. Levitt	For
1F	Rodica Macadrai	For
1G	Perkins Miller	For
1H	Juan Miguel Mendoza	For
1I	Don Mulligan	For
1J	Maria Otero	For
1K	Des Walsh	For
2.	Approve, on an advisory basis, the compensation of the Company's named executive officers	For
3.	Ratify, on an advisory basis, the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2026	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**